                                                                 EXHIBIT 10.15

                            ILD TELESERVICES, INC.
                      UNBUNDLED OPERATOR SERVICE AGREEMENT


This OPERATOR SERVICE AGREEMENT (the "Agreement") is made this 31st day of August, 1997, effective (the "Effective Date") by and between ILD TELESERVICES, INC., a Delaware corporation ("ILD"), having its principal place of business at 14651 Dallas Parkway, Suite 905, Dallas, TX 75240, and WORLDCOM, INC., a Georgia corporation ("Customer"), having its principal place of business at 515 East Amite Street, Jackson, MS 39201.

                                   TERMS

Subject to the terms and conditions set forth in this Agreement, ILD agrees to provide Operator Services, as herein defined, to Customer's subscribers. For the purposes of this Agreement, Operator Services shall constitute international and domestic: (i) live operator assisted and automated operator assisted calls which are charged to major commercial credit cards or to billable calling cards, are collect calls, or are billed to a third-party ("Traffic"), (ii) call rating, and (iii) bill outclearing services. Operator Services specifically exclude any costs of originating and terminating transmission, billing services handled by a Local Exchange Carrier ("LEC") or other external billing entity. Customer shall be responsible for all LEC or external billing costs and all bad debt or unbillables associated with billing such Traffic and shall be responsible for providing originating and terminating transmission for such Traffic. Traffic shall be rated and billed by ILD at the rates provided by Customer. The Traffic shall be delivered to ILD in a format reasonably designated by ILD.

1.   BILLING OPTIONS.

     Customer will be responsible for submitting Traffic to ILD which Traffic may be billed by Customer's subscribers under any of the following billing options:

     (a) Billing to approved telephone company calling cards as to which ILD or its agents have a billing and collection and validation agreement;

     (b) Collect billing (domestic and international locations selected by Customer);

     (c)  Third-party billing;

     (d) Billing to approved credit cards (AMEX, Visa, MC, etc.) with which ILD or its agents have a billing and collection agreement; or

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     (e)  Other billing arrangements as may be mutually agreed to by ILD and
          WorldCom.


2.   TERM OF AGREEMENT; RIGHT OF FIRST REFUSAL.

     (a) The term of this Agreement shall commence on the date set forth above and shall continue in full force and effect for a period of sixty (60) months (the "Original Term") unless otherwise terminated pursuant to this Agreement.

     (b) Prior to expiration of the Original Term, the parties agree to negotiate in good faith concerning the extension of the Agreement and/or modification of the terms and conditions contained herein. In the event the parties do not arrive at a mutually acceptable agreement, Customer may solicit competitive offers for such Traffic. Upon Customer's receipt of a bona fide competitive offer for Operator Services substantially similar to those provided for under this Agreement to commence after the expiration of the Original Term or any extensions thereto ("Offer"), Customer will present such Offer to ILD in written form and provide ILD five (5) business days to match the terms and conditions of such Offer. In the event ILD agrees to match the terms and conditions of such Offer, Customer and ILD will modify this Agreement to take into account the terms and conditions of such Offer. In the event ILD fails to match such Offer within five (5) business days, Customer may obtain such Operator Services from such third party on the terms of such Offer upon expiration of this Agreement.

     (c) Upon expiration of the Original Term, or any extensions thereto unless otherwise agreed to in writing by the parties, this Agreement shall automatically renew on a month to month basis (terminable by either party upon 30 days written notice) under the same terms and conditions as set forth herein.


3.   TRAFFIC REQUIREMENTS.

     While this Agreement is in effect, Customer agrees to route all Available Calls, as herein defined, to ILD. For purposes of this Agreement, Available Calls shall be defined as all Traffic generated from Customer's international and domestic subscribers except the following:

     (a) Traffic which state regulations require to be routed to the local exchange carrier;

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     (b)  Traffic which is required by existing contract (i.e., existing as of the Effective Date) to be routed to another carrier or operator services provider as listed on EXHIBIT A;

     (c) Any other Traffic mutually agreed upon in writing between the parties as listed on EXHIBIT B which may be modified from time to time by mutual written consent.

     (d) Traffic of businesses acquired by Customer (whether by merger, purchase of stock or purchase of assets) which is under contract to be routed to another carrier or operator services provider.

4.   COMPENSATION AND PAYMENT

          (a)  COMPENSATION.

          (i) In consideration for the Domestic Operator Services provided by ILD to Customer, Customer agrees to pay ILD the following amount for each completed call processed by ILD in the respective months listed:

            Monthly Period        Percentage of Call Value (as defined below)
            --------------        -------------------------------------------
                1 - 12                              ***%
               13 - 60                      As shown in * below

     For the purposes of this Agreement, Call Value shall be defined as the actual rate charged to Customer's subscribers, excluding applicable taxes, for each completed call.

     *   Live Operator Attempt                         $***
          Automated Operator Attempt                   $***
          Validation Attempt                           $***
          Outclearing Services (Completed Call)        $***
          Call Rating                                  $***
          LEC and other External Billing Costs         ***

     (ii) In consideration for the International Operator Services provided by ILD to Customer, Customer agrees to pay ILD the following amount for each service:

     *** Confidential information ommitted

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
     Live Operator Attempt  (Cuba)                          $***
     Live Operator Attempt (Mexico)                         $***
     Automated Operator Attempt                             $***
     Validation Attempt                                     $***
     Call Processing (call rating, call record formatting   $***
        and editing and bill outclearing services)
     LEC and other External Billing Costs                   ***


          The parties agree that services to be provided by ILD to any new countries added to Customer's existing international customer base of Cuba and Mexico shall be priced by mutual agreement of Customer and ILD determined in good faith on the facts and circumstances of servicing such countries.

     (b) TIMING OF PAYMENT. Charges for the Operator Services shall be due and payable within thirty (30) days following the end of the month in which such Operator Services were rendered (the "Due Date"). ILD will utilize its best efforts to invoice such Operator Services within fifteen (15) days following the end of the month in which such Operator Services were rendered. In no event will the Due Date for Operator Services be extended beyond thirty (30) days following the month in which such Operator Services were rendered without prior written authorization by ILD.

          In the event Customer does not pay for such Operator Services with fifteen (15) days from the Due Date, ILD will assess a finance charge equal to the amount of such delinquent payment multiplied by a monthly interest factor of one and one-half percent (1.5%) for each month or portion of a month in which such amount remains unpaid past the Due Date, unless such interest factor is in excess of the amount allowable by law, in which case ILD will assess the greatest interest factor allowable by law.


5.   WARRANTIES OF CUSTOMER.

     (a) Customer represents and warrants the following related to casual and international operator services:

          (1) Monthly average call volume and call value for November 1996, December 1996, and January, 1997, were as follows:

     *** Confidential information ommitted

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
                                 Average Call Volume/
                                       Month                Average Call Value
                                      -------               ------------------
                Domestic              750,000                $***
                International          50,000                $***

          (2) As of March 1, 1997, Customer was not aware of any fact or circumstance in existence, or with substantial likelihood of occurrence, which would cause the average call volume or call value to materially decline over the next two (2) years.

     (b) Customer warrants that the undersigned has the full authority to execute this Agreement and bind Customer to the terms and provisions hereof.

     (c) Customer agrees to use its best commercial efforts to only route traffic to ILD that ILD is allowed to complete by the appropriate regulatory bodies. Customer agrees that it will abide by all applicable state and federal rules and regulations.


6.   WARRANTIES OF ILD.

     ILD agrees to use its best efforts to provide Operator Services in accordance with industry standards (including the standards set forth on Exhibit C) and to provide a high degree of operator skills in the provision of those Operator Services including but not limited to, reasonable work time, courtesy of operators and accuracy of information provided by ILD operators. ILD agrees that all Operator Services shall be provided in accordance with all applicable laws, requirements and standards established by federal, state and local laws. Customer acknowledges that the standards set forth on Exhibit C are consistent with standards of the existing business and, with respect to calls provisioned and maintained at call centers handled by EDS, consistent with the standards of the EDS Services Agreement assumed by ILD.

     7.   PROPRIETARY INFORMATION.

     Except as required by law or governmental authority, both parties to this Agreement agree that all information acquired, directly and indirectly, by either party during the Original Term of this Agreement or any extension or renewal period, concerning the business affairs and operations of the other party, is deemed confidential and proprietary to such party and will be held in trust and confidence by the receiving

     *** Confidential information ommitted

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     party, its successors and assigns, and the receiving party shall have an absolute duty to maintain in confidence such information and prevent disclosure to other parties. Both parties further agree to take reasonable steps necessary to ensure that all of its agents, servants, and/or employees, who have access to such information, shall adhere to the provisions of this Section. Each party agrees that any violation of this Section shall cause immediate and irreparable harm to the other party and, in such event, an injunction restraining such party from such violation may be entered against it by the other party, in addition to any other relief available to such other party.


8.   INDEMNIFICATION AND RELEASE.

     (a) Customer agrees to indemnify and hold harmless ILD from and against, any and all expenses (including reasonable attorney's fees), claims and damages of every kind whatsoever, including, but not limited to, damages for injury to or death of any person or persons and for damage to or loss of any property, arising out of or attributed, directly or indirectly, to the Operator Services provided by ILD unless such claim or damages are due to ILD's gross negligence.

     (b) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE LOSS OR DAMAGE OF ANY KIND, INCLUDING LOST PROFITS WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE, BY REASON OF ANY ACT OR OMISSION IN ITS PERFORMANCE UNDER THIS AGREEMENT.



9.   DEFAULT OF CUSTOMER.

     Customer shall be in default under this Agreement upon the occurrence of any one or more of the following events:

     (a) Customer breaches any obligation or warranty under this Agreement, and such breach continues for a period of fifteen (15) days after written notice from ILD unless such breach relates to
          Section 4(b) in which case the breach continues for a period of five (5) days after written notice from ILD;

     (b)  Customer makes a general assignment for the benefit of creditors;

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     (c)  Customer terminates this Agreement other than pursuant to Section
          2 prior to the expiration of the Original Term or renewal period, if any; or

     (d) Bankruptcy, reorganization, liquidation, or receivership proceedings are instituted by or against Customer and Customer consents thereto or fails to cause such proceedings to be discharged within thirty (30) days.

     Upon default as described in this Section 9, ILD may terminate this Agreement; provided, however, if such default in this Section 9 arises by Customer's breach of its covenant in Section 3 hereof, then ILD may pursue any remedies available to it as contemplated herein or by law.


10.  DEFAULT BY ILD.

     ILD shall be in default under this Agreement upon the occurrence of any of the following events:

     (a) ILD breaches any obligation under this Agreement (including failure to provide the Operator Services in accordance with the standards described in Section 6) and such breach continues following receipt by ILD of written notice from Customer thereof for ten (10) days unless ILD has taken reasonable steps within such period to correct such breach;

     (b) ILD makes a general assignment for the benefit of creditors, suspends business, or commits any act amounting to business failure; or

     (c) Bankruptcy, reorganization, liquidation, or receivership proceedings are instituted by or against ILD and ILD consents thereto or fails to cause such proceedings to be discharged within thirty (30) days.

          Upon default as described in this Section 10, Customer may terminate this Agreement without further liability except for payment for Operator Services up to the date of termination.

11.  MISCELLANEOUS.

     (a) The parties acknowledge that concurrent herewith the parties are executing a Billing Services Agreement.

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     (b)  All rights and remedies under this Agreement are cumulative and not exclusive. Failure to exercise any right or remedy shall not be construed as waiver thereof or as excusing the other party from future performance in accordance with the terms of this Agreement.

     (c) In the event the performance by either party of any of its respective obligations or undertakings hereunder shall be interrupted or delayed by any occurrence and not occasioned by the conduct of such party, whether such occurrence be an act of God or the common enemy or the result of war, riot, civil commotion, sovereign conduct, or the act or conduct of any person or persons not party or privy hereto, then such party shall be excused from such performance for such a period of time as is reasonably necessary after such occurrence to remedy the effects thereof.

     (d) If any legal action is brought by either of the parties hereto, it is expressly agreed that the party in whose favor final judgment shall be entered shall be entitled to recover from the other party reasonable attorneys' fees in addition to any other relief which may be awarded.

     (e) The obligations and undertakings of each of the parties to this Agreement shall be performable in Dallas County, Texas and it is therefore agreed that any cause of action or suit based upon this Agreement may be brought in Dallas County, Texas.

     (f) This Agreement may be modified in a writing signed by both parties.

     (g) If any clause or provision of this Agreement is illegal, invalid or unenforceable under present or future laws, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby. It is also the intention of the parties to this Agreement that in lieu of each clause or provision of this Agreement that is illegal, invalid or unenforceable, there shall be added as a part of this Agreement a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     (h) This Agreement shall be governed by and construed in accordance with the law of the State of Texas.

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

     (i) ILD may not assign its rights or delegate its obligations hereunder, without the prior written consent of the Customer, which consent shall not be unreasonably withheld.
          Notwithstanding anything in this Section 11(i) to the contrary, ILD may assign its rights and obligations under this Agreement to its senior secured lender or to its wholly-owned subsidiary without the prior written approval of Customer provided such assignment shall not relieve ILD from its duties and obligations hereunder..

     (j) This Agreement shall be binding upon and inure to the benefit of the successors and assigns, if permitted, of the respective parties hereto.

     (k) Any notices required by this Agreement shall be in writing and may be sent by registered or certified mail, return receipt requested or by facsimile. Notice to ILD shall be sufficient if made and addressed to the parties at the respective addresses listed:


          ILD:                            and to Customer:

          ILD Communications, Inc.        WorldCom, Inc.
          13000 Sawgrass Village Circle   515 East Amite Street
          Suite 5                         Jackson, MS   39201
          Ponte Vedra Beach, FL  32082

          Attn:     Michael F. Lewis      Attn: K. William Grothe, Jr.
                    Chairman              Vice President, Corporate Development
                    Fax: (904) 285-3616   Fax: (601) 974-8233

                    Dennis Stoutenburgh
                    President
                    Fax: (972) 503-1919


          Any such notice shall be effective on receipt by the sending party of confirmation of such facsimile, or three days following the deposit of such notice with the United States Postal Service. Each party may change the address for notice to it by giving notice of such change in accordance with the provisions of this Section.

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     (l)  It is expressly understood and agreed that Customer is not an agent, employee, nor legal representative of ILD and, unless specifically authorized in writing to do so, may not incur any obligations on behalf of or in the name of ILD.





                           [SIGNATURES ON NEXT PAGE]






ILD TELESERVICES, INC.                     WORLDCOM, INC.


BY: /s/ Dennis Stoutenburgh                BY: /s/ K. William Grothe
   -----------------------------------        ---------------------------------

TITLE: President                           TITLE: Vice President
      --------------------------------           ------------------------------


DATE: 8/31/97                              DATE: 8/31/97
     ---------------------------------          -------------------------------




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